Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Six Months Ended
June 30, 2005

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2005

TABLE OF CONTENTS

Page

Earnings Press Release	2 – 11

Financial Highlights	12 – 13

Funds From Operations and Other Information	14

EBITDA Calculation and Interest Expense Coverage Ratio	15

Debt Schedule	16 – 17

Top Ten Tenants	18

Lease Expiration Analysis	19

Leasing Activity	10 – 21

Same Store Net Operating Income Analysis	22

Acquisitions, Dispositions and Properties Held for Sale	23

Unconsolidated Joint Ventures	24 – 26

Property List	27 – 37

This supplemental financial information may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could."  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company's filings on Form 10-K and 10-Q with the Securities and Exchange Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Trista Hertz, Director of Investor Relations	Rick Fox, Media Relations Coordinator
(630) 218-7364	(630) 218-8000 x4896
hertz@inlandrealestate.com	rfox@inlandgroup.com

INLAND REAL ESTATE CORPORATION

ANNOUNCES 9.7% INCREASE IN FFO PER SHARE

FOR SECOND QUARTER 2005

OAK BROOK, Ill. (August 3, 2005) – Inland Real Estate Corporation (NYSE: IRC) today announced its financial results for the second quarter ended June 30, 2005.

Highlights

•

For the three months ended June 30, 2005, funds from operations (“FFO”) was $22.6 million, an increase of 10.6% compared to the three months ended June 30, 2004. For the three months ended June 30, 2005, FFO per common share (basic and diluted) was $0.34, an increase of 9.7% compared to the three months ended June 30, 2004.

•

For the three months ended June 30, 2005, net income was $10.7 million, a decrease of 4.8% compared to the three months ended June 30, 2004. For the three months ended June 30, 2005, net income per common share (basic and diluted) was $0.16, a decrease of 5.9% compared to the three months ended June 30, 2004. The decrease in net income for the three-months ended June 30, 2005 is primarily due to the net income effect of including additional properties previously held for sale, but now reclassified as held and used.

•

As of June 30, 2005, the Company’s portfolio was 96.5% leased, compared to 95.3% leased as of June 30, 2004.

•

During the second quarter 2005, 104 new and renewal leases were executed for the rental of 383,000 square feet in the aggregate.

Financial Results

The Company reported that FFO, a widely accepted measure of performance for real estate investment trusts (“REITs”), for the three- and six-months ended June 30, 2005 was $22.6 million and $46.6 million, an increase of 10.6% and 14.5%, respectively, compared to $20.4 million and $40.7 million for the three- and six-months ended June 30, 2004.  On a per share basis, FFO was $0.34 and $0.69 (basic and diluted) for the three- and six-months ended June 30, 2005, an increase of 9.7% and 11.3%, respectively, compared to $0.31 and $0.62 (basic and diluted) for the three- and six-months ended June 30, 2004.

The Company also reported that net income was $10.7 million for the three-months ended June 30, 2005, a decrease of 4.8% compared to net income of $11.3 million. Net income was $24.8 million for the six-months ended June 30, 2005, an increase of 7.2% compared to net income of $23.2 million for the six-months ended June 30, 2004.  On a per share basis, net income was $0.16 (basic and diluted) for the three-months ended June 30, 2005, a decrease of 5.9% compared to $0.17 per share (basic and diluted) for the three-months ended June 30, 2004. Net income per share was $0.37 (basic and diluted) for the six-months ended June 30, 2005, an increase of 5.7% compared to $0.35 per share (basic and diluted) for the six-months ended June 30, 2004.  The decrease in net income for the three-months ended June 30, 2005 is primarily due to non-cash charges of depreciation and amortization related to properties formerly held for sale and reclassified as held and used. A reconciliation of FFO to net income and FFO per share to net income per share is provided at the end of this press release.

“We experienced strong same-store net operating income growth in the second quarter, and I am also pleased with the resultant six-month same-store NOI growth,” said Robert D. Parks, the Company’s President and Chief Executive Officer. "In addition, the second quarter reflected strong fundamentals in leasing and occupancy statistics."

Portfolio Performance
Total revenues decreased 2.0% to $45.2 million for the three-months ended June 30, 2005 from $46.1 million for the three-months ended June 30, 2004.  Total revenues decreased primarily due to the contribution of properties to the NYSTRS joint venture late last year, which is partially offset by the new acquisitions in the second quarter. The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three- month period during each year. A total of 120 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties. Same-store net operating income increased 6.0% (cash basis) to $28.2 million for the three-months ended June 30, 2005 compared to $26.6 million for the three-months ended June 30, 2004.  This increase is primarily the result of reduced non-recoverable operating expenses and positive occupancy and leasing spreads. As of June 30, 2005, occupancy for the Company’s same-store portfolio was 95.2% compared to occupancy of 93.3% as of June 30, 2004.

Total revenues increased 1.7% to $95.8 million for the six-months ended June 30, 2005 from $94.2 million for the six-months ended June 30, 2004. Total revenues increased primarily due to the lease termination fee received in the first quarter 2005. Same-store net operating income increased 1.8% (cash basis) to $55.2 million for the six-months ended June 30, 2005 compared to $54.3 million for the six-months ended June 30, 2004. This increase is primarily due to favorable occupancy and leasing spreads.

EBITDA increased 12.8% to $35.8 million for the three-months ended June 30, 2005, compared to $31.7 million for the three-months ended June 30, 2004, primarily due to the improved occupancy and leasing spreads. EBITDA increased 12.7% to $72.0 million for the six-months ended June 30, 2005 compared to $63.9 million for the six-months ended June 30, 2004, primarily due to the lease termination fee income received last quarter.

EBITDA is defined as earnings (or losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation; and (4) amortization. A table reconciling EBITDA to income from operations is provided at the end of this press release.  The Company uses EBITDA as a supplemental measure of its financial performance because it excludes expenses the Company believes may not be indicative of its operating performance.  By excluding interest expense, EBITDA measures the Company’s financial performance regardless of how it finances its operations and capital structure.  By excluding depreciation and amortization expense, the Company believes it can more accurately assess the performance of its portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain the Company’s properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net income and may be calculated differently by other REITs.

Balance Sheet, Market Value and Liquidity
EBITDA coverage of interest expense was 3.0 times for the three-months ended June 30, 2005. The Company has provided EBITDA and the related non-GAAP coverage ratios as supplemental disclosure because the Company believes such disclosure provides useful information regarding the Company’s ability to service and incur debt.

At June 30, 2005, the Company had an equity market capitalization of $1.1 billion and $0.8 billion of total debt outstanding for a total market capitalization of $1.9 billion and a debt-to-total market capitalization percentage of 43.3%.  The interest rate on approximately 74% of this debt was fixed at a weighted average interest rate of 5.7%.  At June 30, 2005, the Company had approximately $260 million available for future borrowings under its unsecured line of credit, which the Company uses for acquisitions, capital improvements, tenant improvements, leasing costs and working capital.

Leasing
The Company believes that leasing activity remains strong throughout its portfolio.  For the three months ended June 30, 2005, the Company executed 37 new and 67 renewal leases, aggregating approximately 383,000 square feet.  The 37 new leases represent approximately 209,000 square feet with an average rental rate of $15.03 per square foot, a 12.1% increase over the average expiring rate.  The 67 renewal leases represent approximately 174,000 square feet with an average rental rate of $17.60 per square foot, a 15.2% increase over the average expiring rate. As of June 30, 2005, the Company’s portfolio was 96.5% leased compared to 95.3% leased as of June 30, 2004 and 96.5% leased as of December 31, 2004.

Acquisitions
In the second quarter 2005, the Company acquired two retail centers. Orland Park Place is a 598,054 square foot retail center located in Orland Park, Illinois, a suburb of Chicago. The Company agreed to pay the sellers approximately $76.9 million at the closing, plus future contingent payments in aggregate maximum amount of approximately $8.3 million as currently vacant space is leased. Orland Park Place is anchored by Dick’s Sporting Goods, Bed Bath & Beyond, Sportmart, SteinMart, K&G Superstore, Wickes Furniture, Old Navy, DSW Shoe Warehouse, Barnes & Noble, Office Depot and Cost Plus World Market.

Northgate Shopping Center is a 74,700 square foot multi-tenant retail center located in Sheboygan, Wisconsin. The Company acquired Northgate Shopping Center for approximately $9.7 million. Northgate Shopping Center is anchored by a Piggly Wiggly grocery store.

Joint Ventures

The Company contributed three properties into the joint venture with New York State Teachers’ Retirement System during the second quarter, the first two completed the initial contribution of Company-owned properties per the venture agreement, and the third was the first of new acquisitions targeted for co-investment.

The Company also contributed the property formerly known as Dominick’s Highland Park into a joint venture with a third-party developer to redevelop the property into a multi-tenant building.

Dividends

In each of May, June and July 2005, the Company paid monthly cash dividends of $0.08 per common share.

Guidance
The Company expects that its FFO per common share (basic and diluted) for fiscal year 2005 will be between $1.32 and $1.38.

Conference Call
The Company will host a management conference call to discuss its financial results at 1:30 p.m. CDT (2:30 p.m. EDT) on Thursday, August 4, 2005. The conference call can be accessed by dialing 800-561-2718, or 617-614-3525 for international callers. The conference call passcode is 77971928. The Company suggests that participants dial in at least ten minutes prior to the scheduled start of the call. The conference call will also be available via live webcast on the Company’s website at http://www.inlandrealestate.com. Hosting the conference call for the Company will be Robert D. Parks, President and Chief Executive Officer; Mark E. Zalatoris, Chief Operating Officer; Brett A. Brown, Chief Financial Officer; and D. Scott Carr, president of property management.

The conference call will be recorded and available for replay beginning at 3:30 p.m. CDT (4:30 p.m. EDT) on August 4, 2005, and will be available until midnight on Thursday, August 11, 2005.  Interested parties can access the replay of the conference call by dialing 888-286-8010, or 617-801-6888 for international callers. The replay passcode is 48280792.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust that currently owns 143 neighborhood, community and single-tenant retail centers, totaling approximately 13.0 million square feet, located primarily in the midwestern United States.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three-months ended June 30, 2005 is available on its website at http://www.inlandrealestate.com.

This press release contains forward-looking statements.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
June 30, 2005 and December 31, 2004
(In thousands except per share data)

Assets

	June 30, 2005 (unaudited)	December 31, 2004 (audited)
Investment properties:
Land	$325,703	318,361
Construction in progress	250	1,326
Building and improvements	897,883	862,647

	1,223,836	1,182,334
Less accumulated depreciation	173,045	156,854

Net investment properties	1,050,791	1,025,480

Cash and cash equivalents	79,952	35,508
Investment in securities (net of an unrealized gain of $44 at June 30, 2005 and an unrealized gain of $114 at December 31, 2004)	8,270	5,978
Assets held for sale (net of accumulated depreciation of $985 and $6,402 at June 30, 2005 and December 31, 2004, respectively)	4,195	28,400
Restricted cash	4,860	4,226
Accounts and rents receivable (net of provision for doubtful accounts of $2,895 and $2,710 at June 30, 2005 and December 31, 2004, respectively)	31,339	29,646
Mortgage receivable	10,929	-
Investment in and advances to joint venture	50,702	42,789
Deposits and other assets	2,578	4,433
Acquired above market lease intangibles (net of accumulated amortization of $1,539 and $1,648 at June 30, 2005 and December 31, 2004, respectively)	4,232	5,966
Acquired in-place lease intangibles (net of accumulated amortization of $3,408 and $2,218 at June 30, 2005 and December 31, 2004, respectively)	25,781	18,404
Leasing fees (net of accumulated amortization of $1,134 and $1,189 at June 30, 2005 and December 31, 2004, respectively)	2,767	2,467
Loan fees (net of accumulated amortization of $2,882 and $4,780 at June 30, 2005 and December 31, 2004, respectively)	4,412	3,795

Total assets	$1,280,808	1,207,092

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets (continued)
June 30, 2005 and December 31, 2004
(In thousands except per share data)

Liabilities and Stockholders' Equity

	June 30, 2005 (unaudited)	December 31, 2004 (audited)
Liabilities:
Accounts payable and accrued expenses	$4,418	4,341
Acquired below market lease intangibles (net of accumulated amortization of $3,403 and $2,733 at June 30, 2005 and December 31, 2004, respectively)	8,727	7,456
Accrued interest	2,631	2,282
Accrued real estate taxes	22,195	22,520
Dividends payable	5,542	5,537
Security and other deposits	2,403	2,318
Mortgages payable	619,301	596,125
Line of credit	140,000	85,000
Prepaid rents and unearned income	3,416	4,073
Liabilities associated with assets held for sale, including mortgages payable	198	4,035
Other liabilities	4,001	971

Total liabilities	812,832	734,658

Minority interest	19,427	19,942

Stockholders' Equity:
Preferred stock, $.01 par value, 6,000 Shares authorized; none issued and outstanding at June 30, 2005 and December 31, 2004	-	-
Common stock, $.01 par value, 500,000 Shares authorized; 67,283 and 67,025 Shares issued and outstanding at June 30, 2005 and December 31, 2004, respectively	673	670
Additional paid-in capital (net of offering costs of $58,816)	647,376	644,278
Deferred stock compensation	(508)	(580)
Accumulated distributions in excess of net income	(199,036)	(191,990)
Accumulated other comprehensive income	44	114

Total stockholders' equity	448,549	452,492

Commitments and contingencies

Total liabilities and stockholders' equity	$1,280,808	1,207,092

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and six months ended June 30, 2005 and 2004 (unaudited)
(In thousands except per share data)

	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004
Revenues:
Rental income	$33,536	33,297	64,529	66,862
Tenant recoveries	11,281	11,934	24,628	26,346
Lease termination income	113	618	6,267	618
Other property income	241	222	410	376

Total revenues	45,171	46,071	95,834	94,202

Expenses:
Property operating expenses	4,170	5,605	12,149	12,548
Real estate tax expense	7,647	8,018	15,749	16,205
Bad debt expense	346	(743)	674	310
Depreciation and amortization	11,357	9,513	20,797	18,905
Stock exchange listing expenses	-	740	62	740
General and administrative expenses	2,090	2,244	4,102	3,957

Total expenses	25,610	25,377	53,533	52,665

Operating income	19,561	20,694	42,301	41,537

Other income	1,056	985	1,717	1,658
Interest expense	(10,799)	(10,839)	(21,003)	(21,559)
Minority interest	(178)	(218)	(432)	(434)
Equity in earnings of unconsolidated joint ventures	944	-	1,933	-

Income from continuing operations	10,584	10,622	24,516	21,202

Discontinued operations:
Income from discontinued operations (including gain on sale of investment properties of $64 and $166 for the three months ended June 30, 2005 and 2004, respectively and $64 and $1,039 for the six months ended June 30, 2005 and 2004)	148	653	320	1,959

Net income available to common stockholders	10,732	11,275	24,836	23,161

Other comprehensive income:
Unrealized gain (loss) on investment securities	170	(1,421)	(70)	(1,385)

Comprehensive income	$10,902	9,854	24,766	21,776

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and six months ended June 30, 2005 and 2004 (unaudited)
(In thousands except per share data)

	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

Basic and diluted earnings available to common shares per weighted average common share:

Income from continuing operations	$0.16	0.16	0.37	0.33
Discontinued operations	-	0.01	-	0.02

Net income available to common stockholders per weighted average common share – basic and diluted	$0.16	0.17	0.37	0.35

Weighted average number of common shares outstanding – basic	67,202	66,281	67,133	66,042

Weighted average number of common shares outstanding – diluted	67,251	66,331	67,182	66,092

Non-GAAP Financial Measures

We consider "Funds From Operations" ("FFO") a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT's operating performance because along with cash flows from operating, investing and financing activities it provides a measure of a REIT's ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as us.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives received based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

Net income	$10,732	11,275	24,836	23,161
Gain on sale of investment properties	(64)	(165)	(64)	(1,038)
Gain on non-operating property	33	-	33	-
Equity in depreciation of unconsolidated ventures	796	-	1,501	-
Amortization on in-place lease intangibles	940	350	1,539	669
Amortization on leasing commissions	193	213	348	388
Depreciation, net of minority interest	9,921	8,719	18,370	17,487

Funds From Operations	$22,551	20,392	46,563	40,667

Net income available to common stockholders per weighted average common share – basic and diluted	$0.16	0.17	0.37	0.35

Funds From Operations, per weighted average common share – basic and diluted	$0.34	0.31	0.69	0.62

Weighted average number of common shares outstanding, basic	67,202	66,281	67,133	66,042

Weighted average number of common shares outstanding, diluted	67,251	66,331	67,182	66,092

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

Income From Continuing Operations	$10,584	10,622	24,516	21,202
Income From Discontinued Operations	84	487	256	920
Interest Expense	10,799	10,839	21,003	21,559
Interest Expense Associated with Discontinued Operations	4	68	21	111
Interest Expense Associated with Unconsolidated Ventures	1,275	-	2,264	-
Depreciation and Amortization	11,357	9,513	20,797	18,905
Depreciation and Amortization Associated with Discontinued Operations	21	31	24	115
Depreciation and Amortization Associated with Unconsolidated Ventures	1,597	-	3,011	-

EBITDA	$35,721	31,560	71,892	62,812

Total Interest Expense	$12,078	10,907	23,288	21,670

EBITDA: Interest Expense Coverage Ratio	3.0 x	2.9 x	3.1 x	2.9 x

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2005
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

Total revenues	$45,171	46,071	95,834	94,202

Net Income	$10,732	11,275	24,836	23,161
Gain on sale of investment properties	(64)	(165)	(64)	(1,038)
Gain on non-operating property	33	-	33	-
Equity in depreciation of unconsolidated ventures	796	-	1,501	-
Amortization on in-place leases	940	350	1,539	669
Amortization on leasing commissions	193	213	348	388
Depreciation, net of minority interest	9,921	8,719	18,370	17,487
Funds From Operations	$22,551	20,392	46,563	40,667

Net income available to common stockholders per weighted average common share – basic and diluted	$0.16	0.17	0.37	0.35

Funds From Operations per weighted average common share – basic and diluted	$0.34	0.31	0.69	0.62

Distributions Declared	$16,115	15,507	31,882	30,898
Distributions Per Common Share	$0.24	0.23	0.47	0.47
Distributions / Funds From Operations Payout Ratio	71.5%	76.0%	68.5%	76.0%
Weighted Average Commons Shares Outstanding, Diluted	67,251	66,331	67,182	66,092

	As of June 30, 2005	As of June 30, 2004

Total Assets	$1,280,808	1,277,516

General and Administrative Expenses	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

General and Administrative Expenses (G&A)	2,090	2,244	4,102	3,957
G&A Expenses as a Percentage of Total Revenue	4.6%	4.9%	4.3%	4.2%
Annualized G&A Expenses as a Percentage of Total Assets	0.65%	0.70%	0.64%	0.62%

Net Operating Income	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

Net Operating Income (NOI) (Cash basis)	$32,552	31,371	61,546	63,550
Same Store Net Operating Income (Cash basis)	$28,180	26,595	55,235	54,253
Same Store NOI Percentage Increase Over Prior Year Period	6.0%		1.8%

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2005
(In thousands except per share and square footage data)

Occupancy (2)	As of June 30, 2005	As of June 30, 2004

Leased Occupancy	96.5%	95.3%
Financial Occupancy	94.7%	94.1%
Same Store Financial Occupancy	95.2%	93.3%

Capitalization	As of June 30, 2005	As of December 31, 2004

Total Shares Outstanding	67,283	67,025
Closing Price Per Share	$16.08	15.95
Equity Market Capitalization	$1,081,908	1,069,050
Total Debt (3)	826,608	719,309
Total Market Capitalization	$1,908,516	1,788,360

Debt to Total Market Capitalization	43.3%	40.2%

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

(2)

Includes properties held in joint venture.

(3)

Includes pro-rata share of joint venture debt.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2005
(In thousands except per share and square footage data)

Funds From Operations and Other Information

We consider "Funds From Operations" ("FFO") a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT's operating performance because along with cash flows from operating, investing and financing activities it provides a measure of a REIT's ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as us.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  FFO is used in certain employment agreements to determine incentives received based on our performance.  We also use FFO to compare our performance to that of other REIT's in our peer group.  Additionally, we use FFO in conjunction with our acquisition policy to determine investment capitalization strategy.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income for these periods:

	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

Net income	$10,732	11,275	24,386	23,161
Gain on sale of investment properties	(31)	(165)	(31)	(1,038)
Equity in depreciation of unconsolidated ventures	796	-	1,501	-
Amortization on in-place lease intangibles	940	350	1,539	669
Amortization on leasing commissions	193	213	348	388
Depreciation, net of minority interest	9,921	8,719	18,370	17,487
Funds From Operations	$22,551	20,392	46,563	40,667
Net income available to common stockholders per weighted average common share – diluted	$0.16	0.17	0.37	0.35
Funds From Operations per weighted average common share – diluted	$0.34	0.31	0.69	0.62
Weighted average number of common shares outstanding – diluted	67,251	66,331	67,182	66,092

Additional Information
Straight-line rents	$446	239	(294)	906
Amortization of above and below market rents	333	144	523	295
Amortization of deferred financing fees	612	799	1,115	1,314
Stock based compensation expense	30	-	72	12

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$326	484	903	493
Non-maintenance / revenue generating cap ex
Tenant improvements	2,651	1,677	5,243	2,961
Leasing commissions	208	420	473	610

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2005
(In thousands except per share and square footage data)

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

Income From Continuing Operations	$10,584	10,622	24,516	21,202
Income From Discontinued Operations	84	487	256	920
Interest Expense	10,799	10,839	21,003	21,559
Interest Expense Associated with Discontinued Operations	4	68	21	111
Interest Expense Associated with Unconsolidated Ventures	1,275	-	2,264	-
Depreciation and Amortization	11,357	9,513	20,797	18,905
Depreciation and Amortization Associated with Discontinued Operations	21	31	24	115
Depreciation and Amortization Associated with Unconsolidated Ventures	1,597	-	3,011	-

EBITDA	$35,721	31,560	71,892	62,812

Total Interest Expense	$12,078	10,907	23,288	21,670

EBITDA: Interest Expense Coverage Ratio	3.0 x	2.9 x	3.1 x	2.9 x

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005
(In thousands except per share and square footage data)

Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at June 30, 2005:

Mortgagee	Interest Rate at June 30, 2005	Maturity Date	Balance at June 30, 2005	Percent of Total Debt
Allstate (a)	6.82%	08/2005	$10,600	1.40%
Allstate (a)	7.40%	09/2005	35,787	4.71%
Allstate	7.38%	02/2006	15,940	2.10%
Allstate	5.87%	09/2009	6,000	0.79%
Allstate	4.65%	01/2010	22,500	2.96%
Allstate (b)	9.25%	12/2009	3,891	0.51%
Allstate	4.70%	10/2010	12,380	1.63%
Archon Financial	4.88%	01/2011	30,720	4.05%
Bear, Stearns Funding, Inc.	6.03%	07/2007	13,600	1.79%
Bear, Stearns Funding, Inc.	6.60%	03/2009	8,000	1.05%
Bear, Stearns Funding, Inc.	5.01%	04/2010	15,300	2.02%
Bear, Stearns Funding, Inc.	5.14%	04/2010	11,125	1.47%
Bear, Stearns Funding, Inc.	5.17%	04/2010	23,690	3.12%
Bear, Stearns Funding, Inc.	4.11%	07/2011	38,730	5.10%
Berkshire Mortgage (b)	7.79%	10/2007	13,578	1.79%
Column Financial, Inc (c)	7.00%	11/2008	25,000	3.29%
John Hancock Life Insurance (b)	7.65%	01/2018	12,208	1.61%
Key Bank	5.00%	10/2010	7,500	0.99%
LaSalle Bank N.A.	3.59%	03/2010	2,400	0.32%
LaSalle Bank N.A.(a)	6.81%	12/2005	7,833	1.03%
LaSalle Bank N.A.	6.50%	10/2006	10,654	1.40%
LaSalle Bank N.A	5.52%	09/2009	9,450	1.24%
LaSalle Bank N.A.	4.86%	12/2006	18,216	2.40%
LaSalle Bank N.A.	5.52%	04/2009	4,100	0.54%
LaSalle Bank N.A.	4.88%	11/2011	29,650	3.90%
Lehman Brothers Holding, Inc. (f)	6.36%	10/2008	54,600	7.19%
Metlife Insurance Company	4.71%	10/2010	20,100	2.65%
Midland Loan Serv. (b)	7.86%	01/2008	4,768	0.63%
Nomura Credit & Capital, Inc.	5.02%	08/2011	8,800	1.16%
Principal Life Insurance	5.96%	12/2008	11,000	1.45%
Principal Life Insurance	5.25%	10/2009	7,400	0.97%
Principal Life Insurance	3.99%	06/2010	32,930	4.34%
Principal Life Insurance	8.27%	09/2010	5,850	0.77%
Wachovia Securities (b)	5.58%	04/2013	14,156	1.86%
Wachovia Securities (b)	5.66%	04/2013	2,128	0.28%
Wachovia Securities (b)	5.93%	04/2013	8,619	1.14%
Woodmen of the World	6.75%	06/2008	4,625	0.61%

Total/Weighted Average Fixed Rate	5.71%		$563,828	74.26%

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005
(In thousands except per share and square footage data)

Mortgagee	Interest Rate at June 30, 2005	Maturity Date	Balance at June 30, 2005	Percent of Total Debt

LaSalle Bank N.A. (d)	4.51%	04/2010	2,468	0.32%
LaSalle Bank N.A. (d)	4.51%	06/2010	5,599	0.74%
LaSalle Bank N.A. (a) (d)	4.51%	11/2005	3,650	0.48%
LaSalle Bank N.A. (d)	4.91%	12/2006	22,320	2.94%
LaSalle Bank N.A. (d)	4.91%	12/2007	14,898	1.96%
LaSalle Bank N.A. (d) (e)	2.78%	12/2014	6,200	0.82%
LaSalle Bank N.A.	4.99%	12/2006	338	0.04%

Total/Weighted Average Variable Rate Secured	4.59%		55,472	7.31%

KeyBank	4.76%	04/2008	140,000	18.44%

Total/Weighted Average Variable Rate	4.71%		195,472	25.74%

Total/Weighted Average Debt	5.45%		$759,301	100.00%

(a)

Approximately $57,870 of the Company's mortgages payable mature during 2005.  The Company intends to replace these loans with new debt for terms of five years or longer at the market interest rate at the time the existing debt matures.

(b)	These loans require payments of principal and interest monthly; all other loans listed are interest only.

(c)

Approximately $570 of this loan is secured by Walgreens, located in Woodstock, Illinois.  At June 30, 2005 and December 31, 2004, the Company has classified this property as held for sale.  On April 1, 2005, the Company substituted an alternate property, Walgreens, located in Jennings, Missouri, as collateral for this loan.  This amount has not been included in liabilities associated with assets held for sale.

(d)	Payments on these mortgages are calculated using a floating rate of interest based on LIBOR.

(e)

As part of the purchase of the property securing this loan, the Company assumed the existing mortgage-backed Economic Development Revenue Bonds, Series 1994 issued by the Village of Skokie, Illinois.  The interest rate on these bonds floats and is reset weekly by a re-marketing agent.  The rate at June 30, 2005 was 2.78%.  The bonds are further secured by an Irrevocable Letter of Credit, issued by LaSalle Bank at a fee of 1.25% of the principal amount outstanding, paid annually.  In addition, the Company is required to pay a re-marketing fee of .125% per annum of the principal amount outstanding, paid quarterly and a trustee fee of $500 also paid quarterly.

(f)

Approximately $1,334 of this loan is secured by Wauconda Shopping Center, located in Wauconda, Illinois.  At June 30, 2005, the Company has classified this property as held for sale.  Upon sale of this property, the Company will substitute an alternate property as collateral for this loan.  This amount has not been included in liabilities associated with assets held for sale.

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005
(In thousands except per share and square footage data)

Top Ten Tenants (1)

Tenant Name	Number of Stores	GLA Square Feet	Percentage of Total Square Footage	Annual Base Rent	Percentage of Annual Base Rent

Cub Foods	10	627,772	4.29%	6,530	4.39%
Jewel Foods Stores	9	576,112	3.94%	5,792	3.90%
Dominick’s	8	526,599	3.60%	5,989	4.03%
TJX Companies, Inc (2)	14	443,333	3.03%	3,752	2.52%
K-Mart	4	372,922	2.55%	1,434	0.96%
Roundy’s	4	264,510	1.81%	2,572	1.73%
Kroger	4	235,687	1.61%	1,803	1.21%
Petsmart	9	220,172	1.51%	2,742	1.84%
Office Depot	9	199,180	1.36%	2,161	1.45%
Carmax	2	187,851	1.28%	4,021	2.71%

Total		3,654,138	24.98%	36,796	24.74%

(1)

Includes tenants in properties of unconsolidated joint ventures.

(2)

Includes TJ Maxx, Marshall’s, and A.J. Wright Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

(In thousands except per share and square footage data)

Lease Expiration Analysis

			Annualized Base Rent in Place at March 31, 2005
	Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent ($)	Annualized Base Rent ($/Sq.Ft.) (4)
ALL ANCHOR LEASES (2)

1	2005	3	78,974	0.64%	879	0.56%	11.13
2	2006	20	483,405	3.93%	3,790	2.40%	7.84
3	2007	19	424,101	3.45%	3,299	2.09%	7.78
4	2008	29	662,523	5.39%	6,674	4.22%	10.07
5	2009	27	824,826	6.70%	7,504	4.74%	9.10
6	2010	19	545,442	4.43%	4,968	3.14%	9.11
7	2011	18	650,910	5.29%	6,715	4.25%	10.32
8	2012	21	605,513	4.92%	7,156	4.52%	11.82
9	2013	19	450,253	3.66%	5,522	3.49%	12.26
10	2014	22	729,227	5.93%	8,982	5.68%	12.32
11	2015+	68	3,328,792	27.06%	40,366	25.52%	12.13

TOTAL/WEIGHTED AVERAGE		265	8,783,966	71.40%	95,855	60.61%	10.91

ALL NON-ANCHOR LEASES (1)
1	2005	75	174,920	1.42%	2,828	1.79%	16.17
2	2006	215	579,791	4.71%	8,896	5.62%	15.34
3	2007	245	582,591	4.73%	9,898	6.26%	16.99
4	2008	250	700,246	5.69%	11,661	7.37%	16.65
5	2009	221	561,134	4.56%	9,910	6.27%	17.66
6	2010	147	390,668	3.18%	7,783	4.92%	19.92
7	2011	22	98,083	0.80%	1,734	1.10%	17.68
8	2012	33	117,664	0.96%	2,194	1.39%	18.65
9	2013	33	128,160	1.04%	3,011	1.90%	23.49
10	2014	23	82,678	0.67%	1,893	1.20%	22.90
11	2015+	27	102,983	0.84%	2,488	1.57%	24.16

TOTAL/WEIGHTED AVERAGE		1,291	3,518,918	28.60%	62,296	39.39%	17.70

ALL LEASES
1	2005	78	253,894	2.06%	3,707	2.35%	14.60
2	2006	235	1,063,196	8.64%	12,686	8.02%	11.93
3	2007	264	1,006,692	8.18%	13,197	8.35%	13.11
4	2008	279	1,362,769	11.08%	18,335	11.59%	13.45
5	2009	248	1,385,960	11.26%	17,414	11.01%	12.56
6	2010	166	936,110	7.61%	12,751	8.06%	13.62
7	2011	40	748,993	6.09%	8,449	5.35%	11.28
8	2012	54	723,177	5.88%	9,350	5.91%	12.93
9	2013	52	578,413	4.70%	8,533	5.39%	14.75
10	2014	45	811,905	6.60%	10,875	6.88%	13.39
11	2015+	95	3,431,775	27.90%	42,854	27.09%	12.49

TOTAL/WEIGHTED AVERAGE		1,556	12,302,884	100.00%	158,151	100.00%	12.85

(1)

Includes leases expiring on unconsolidated property owned in a joint venture.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet. non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in place at report date are calculated as follows:  annualized current monthly base rents in-place.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2005

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2005	19	57,583	$887	$1,080	$193	21.8%
per square foot			$15.40	$18.76	$3.35

2Q2005	37	209,051	2,804	3,143	339	12.1%
per square foot			13.41	15.03	1.62

2005 Total	56	266,634	3,691	4,223	532	14.4%
per square foot			13.84	15.84	2.00

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2005	31	91,125	$1,133	$1,378	$245	21.7%
per square foot			$12.43	$15.13	$2.69

2Q2005	67	173,710	2,655	3,058	403	15.2%
per square foot			15.28	17.60	2.32

2005 Total	98	264,835	3,788	4,436	648	17.1%
per square foot			14.30	16.75	2.45

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended June 30, 2005

(In thousands except per share and square footage data)

2nd Quarter 2005 Leasing Activity

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	31	6	37
Gross Leasable Area (Sq.Ft.)	71,651	137,400	209,051
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.32	14.76	15.03

Renewals	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	65	2	67
Gross Leasable Area (Sq.Ft.)	155,370	18,340	173,710
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.89	15.13	17.60

Total New and Renewal Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	96	8	104
Gross Leasable Area (Sq.Ft.)	227,021	155,740	382,761
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.40	14.80	16.20

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet, non-anchors are defined as tenants which lease less than 10,000 square feet.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2005

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (Cash Basis)

The following schedule presents same store net operating income, which is the net operating income of properties owned in both the three and six months ended June 30, 2005 and 2004, along with other investment properties new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include interest, depreciation, amortization, bad debt and general and administrative expenses.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and six months ended June 30, 2005 and 2004.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, income from operations.

	Three months ended June 30, 2005	Three months ended June 30, 2004	% Increase -Decreased	Six months ended June 30, 2005	Six months ended June 30, 2004	% Increase -Decreased
Rental and additional rental income:
"Same store" investment properties, 120 properties, approximately 10.1 million square feet	$39,057	37,972	2.9%	80,224	78,428	2.3%
"Other investment properties”	5,312	7,022		9,220	13,875

Total rental and additional rental income	44,369	44,994		89,444	92,303

Property operating expenses:
"Same store" investment properties (excluding interest, depreciation, amortization and bad debt expense)	$10,877	11,377	-4.4%	24,989	24,175	3.4%
"Other investment properties" (excluding interest, depreciation, amortization and bad debt expense)	940	2,246		2,909	4,578

Total property operating expenses	11,817	13,623		27,898	28,753

Net operating income (rental and additional rental income less property operating expenses):
"Same store" investment properties	$28,180	26,595	6.0%	55,235	54,253	1.8%
"Other investment properties"	4,372	4,776		6,311	9,297

Total net operating income	32,552	31,371		61,546	63,550

Other income:
Straight-line income	448	237		(287)	905
Lease termination income	113	618		6,267	618
Other property income	241	222		410	376
Other income	1,056	985		1,717	1,658

Other expenses:
Bad debt expense	346	(743)		674	310
Depreciation and amortization	11,357	9,513		20,797	18,905
Stock exchange listing expenses	-	740		62	740
General and administrative expenses	2,090	2,244		4,102	3,957
Interest expense	10,799	10,839		21,003	21,559
Minority interest	178	218		432	434
Equity in earnings of unconsolidated ventures	(944)	-		(1,933)	-
Income from operations	$10,584	10,622		24,516	21,202

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2005

(In thousands except per share and square footage data)

Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated
2/11/05	Greentree Center	Caledonia	WI	159,268	$11,898	8.13%	100%	Pick-n-Save	1990-1991
3/07/05	Mapleview Shopping Center	Grayslake	IL	103,714	20,000	8.32%	95%	Jewel Foods	2000-2004
3/07/05	Showplace Theater Center	Crystal Lake	IL	94,860	20,750	7.20%	98%	Regal Theater	1999-2003
4/28/05	Orland Park Place	Orland Park	IL	598,054	76,874	7.69%	86%	Barnes & Noble	1980/ 1999
4/29/05	Northgate Shopping Center	Sheboygan	WI	74,700	9,700	7.52%	95%	Piggly Wiggly	2003

				1,030,596	$139,222

Dispositions

Date	Property	City	State	GLA Sq.Ft.	Sales Price	Gain on Sale

4/22/05	Sequoia Shopping Center	Milwaukee	WI	35,407	$2,950	19
4/27/05	Vacant land (Edinburgh Festival)	Brooklyn Park	MN	N/A	330	33
6/13/05	Ace Hardware (Crystal Point)	Crystal Lake	IL	18,525	850	153

				53,932	$4,130	205

Contribution/Sale to Joint Venture with New York State Teachers’ Retirement System

Date	Property	City	State	GLA Sq.Ft.	Contributed Value	Basis Difference

4/1/05	Thatcher Woods	River Grove	IL	193,313	$22,000	$4,723
6/1/05	Forest Lake Marketplace	Forest Lake	MN	93,853	12,000	769
6/30/05	Orland Park Place	Orland Park	IL	598,054	79,529	-

				885,220	$113,529	$5,492

Contribution to Highland Park Redevelopment Joint Venture

Date	Property	City	State	GLA Sq.Ft.	Contributed Value

6/15/05	Park Avenue Centre (formerly known as Dominick's Highland Park)	Highland Park	IL	71,442	$9,760

Held for Sale Properties

Date	Property	City	State	GLA Sq.Ft.

11/01/03	Walgreens	Woodstock	IL	15,856
04/19/04	Wauconda Shopping Ctr.	Wauconda	IL	31,357
12/07/04	Walgreens	Decatur	IL	13,500

				60,713

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with Crow Holdings

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

9/23/04	INCH III/Hastings, LLC	Hastings Marketplace	Hastings	MN	97,535	50.0%	$1,607	$4,890

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Principal Life Insurance	5.21% Fixed	October 2009	$9,780

Venture with New York State Teacher’s Retirement Systems

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$2,243	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	4,201	2,830
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,583	50.0%	7,747	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	117,000	50.0%	5,391	5,900
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,774	50.0%	5,767	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,201	50.0%	11,060	6,765
4/1/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	193,313		7,133	5,100
6/1/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853		4,858	3,295
6/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	598,054		146	18,177

					1,806,843		$48,546	$62,417

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Allstate	5.21% Fixed	May 2012	$8,200
Allstate	7.38% Fixed	January 2006	5,660
Allstate	4.84% Fixed	December 2009	11,800
Archon	4.35% Fixed	December 2007	6,589
Bear Stearns Funding, Inc	6.50% Fixed	September 2006	13,530
LaSalle Bank N.A.	4.94% Variable	April 2012	17,500
LaSalle Bank N.A.	4.94% Fixed	April 2012	15,000
Principal	5.57% Fixed	October 2007	10,200
Wells Fargo	7.56% Fixed	July 2011	36,354

Total / Weighted Average	6.01%		$124,833

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

	June 30, 2005	December 31, 2004
Balance Sheet:

Cash	$27,122	38,991
Investment in real estate, net	230,115	132,391
Acquired lease intangibles, net	43,692	23,748
Accounts and rents receivable	5,217	2,096
Restricted cash	5,341	575
Leasing commissions, net	261	-
Loan fees, net	264	96
Other assets	50	117

Total assets	$312,062	198,014

Accounts payable and accrued expenses	678	478
Security deposits	291	283
Mortgage payable	134,613	69,484
Acquired lease intangibles	8,969	2,846
Other liabilities	11,884	4,810

Member’s Equity	155,627	120,113

Total liabilities and equity	$312,062	198,014

Unconsolidated joint ventures had mortgages payable of $134,613 and $69,484 as of June 30, 2005 and December 31, 2004, respectively.  The Company’s proportionate share of these loans was $67,307 as of June 30, 2005, and $34,742 as of December 31, 2004. As the debt is non-recourse, the Company is only liable up to its investment in the joint ventures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and six months ended June 30, 2005 and 2004

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations

	Three months ended June 30, 2005	Three months ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004
Revenues:
Rental income	$4,296	-	7,887	-
Tenant recoveries	1,843	-	3,571	-

Total revenues	6,139	-	11,458	-

Expenses:
Property operating expenses	1,024	-	2,029	-
Real estate tax expense	1,576	-	2,733	-
Bad debt expense	2	-	21	-
Depreciation and amortization	1,597	-	3,011	-

Total expenses	4,199	-	7,794	-

Operating income	1,940	-	3,664	-

Other income	289	-	547	-
Interest expense	(1,275)	-	(2,264)	-

Income from continuing operations	$954	-	1,947	-

Inland’s pro rata share (a)	$607	-	1,219	-

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property List

As of June 30, 2005, we owned, outright or through joint ventures, 143 investment properties, comprised of 28 single-user retail properties, 90 Neighborhood Retail Centers and 25 Community Centers.  These investment properties are located in the states of Florida (1), Illinois (96), Indiana (7), Michigan (1), Minnesota (26), Missouri (1), Ohio (3), Tennessee (1) and Wisconsin (7).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Single-User Retail Properties

Ameritech Joliet, IL	4,504	05/97	1995	100%	1	None

Bakers Shoes Chicago, IL	20,000	09/98	1891	100%	1	Bakers Shoes

Bally's Total Fitness St. Paul, MN	43,000	09/99	1998	100%	1	Bally's Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	1	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	1	Carmax

Circuit City Traverse City, MI	21,337	01/99	1998	100%	0 (b)	None (b)

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	1	Cub Foods

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	1	Cosmic Zone

Cub Foods Hutchinson, MN	60,208	01/03	1999	100%	0 (b)	Cub Foods (b)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100%	0 (b)	Cub Foods (b)

Cub Foods Plymouth, MN	67,510	03/99	1991	100%	1	Cub Foods

Disney Celebration, FL	166,131	07/02	1995	100%	1	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	1	Dominick's Finer Foods

Dominick's Glendale Heights, IL	68,879	09/97	1997	100%	1	Dominick's Finer Foods

Dominick's Hammond, IN	71,313	05/99	1999	100%	1	Food 4 Less

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Park Avenue Centre (formerly known as Dominick’s) Highland Park, IL	71,442	06/97	1996	0%	0	None

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	1	Dominick's Finer Foods

Dominick's West Chicago, IL	78,158	01/98	1990	0%	0	None

Eckerd Drug Store Chattanooga, TN	10,908	05/02	1999	100%	1	Eckerd Drug Store

Hollywood Video Hammond, IN	7,488	12/98	1998	100%	1	None

Michael's Coon Rapids, MN	24,240	07/02	2001	100%	1	Michael's

Petsmart Gurnee, IL	25,692	04/01	1997	100%	1	Petsmart

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	1	None

Staples Freeport, IL	24,049	12/98	1998	100%	1	Staples

United Audio Center Schaumburg,IL	9,988	09/99	1998	100%	1	None

Walgreens Decatur, IL	13,500	01/95	1988	100%	0 (b) (d)	Walgreens (b) (c)

Walgreens Jennings, MO	15,120	10/02	1996	100%	1	Walgreens (c)

Walgreens Woodstock, IL	15,856	06/98	1973	100%	1 (d)	Walgreens (c)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	10,052	11/97	1985	65%	1	None

Aurora Commons Aurora, IL	126,908	01/97	1988	98%	24	Jewel Food Stores

Baytowne Shoppes/Square Champaign, IL	118,842	02/99	1993	99%	19	Staples
						Berean Bookstore
						Petsmart
						Famous Footwear
						Factory Card Outlet

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	26%	4	None

Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	100%	14	Linens & Things
						Barnes & Noble
						Dress Barn
Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	91%	15	Tops

Burnsville Crossing Burnsville, MN	91,015	09/99	1989	99%	13	Schneiderman’s Furniture
						Petsmart
Butera Market Naperville, IL	67,632	03/95	1991	100%	14	Butera

Byerly's Burnsville Burnsville, MN	72,365	09/99	1988	100%	7 (b)	Byerly's Food Store
						Erik's Bike Shop
Calumet Square Calumet City, IL	37,656	06/97	1967 / 1994	100%	1	Aronson Furniture

Caton Crossing Plainfield, IL	83,792	06/03	1998	93%	15	Cub Foods

Cliff Lake Center Eagan, MN	73,582	09/99	1988	96%	38	None

Cobblers Crossing Elgin, IL	102,643	05/97	1993	96%	16 (f)	Jewel Foods Stores

Crestwood Plaza Crestwood, IL	20,044	12/96	1992	68%	1	Pocket Billiards

Deer Trace Kohler, WI	149,881	07/02	2000	98%	10	Elder Beerman
						TJ Maxx
						Michael's
						Famous Footwear
Deer Trace II Kohler, WI	24,410	08/04	2003/2004	100%	8	None

Downers Grove Market Downers Grove, IL	104,449	03/98	1998	99%	13	Dominick's Finer Foods

Eastgate Shopping Ctr Lombard, IL	132,145	07/98	1959 / 2000	95%	35 (b)	Schroeder's Ace Hardware

Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	100%	16 (b)	Knowlan's Super Market

Elmhurst City Center Elmhurst, IL	39,090	02/98	1994	97%	12	Walgreens (c)

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Fashion Square Skokie, IL	84,580	12/97	1984	96%	16	Cost Plus World Market
						Office Depot
Fashion Square II Skokie, IL	7,151	11/04	1984	100%	2	None

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	100%	10 (b) (f)	MGM Liquor Warehouse
						Cub Foods
Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	5	Factory Card Outlet

Gateway Square Hinsdale, IL	40,170	03/99	1985	100%	19	None

Goodyear Montgomery, IL	12,903	09/95	1991	100%	3	None

Grand and Hunt Club Gurnee, IL	21,222	12/96	1996	100%	3	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	100%	9	The Tile Shop

Hastings Marketplace Hastings, MN	97,535	02/04	2002	96%	10 (e)	Cub Foods

Hawthorn Village Vernon Hills, IL	98,806	08/96	1979	100%	21	Dominick's Finer Foods
						Walgreens
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	94%	24	None

High Point Center Madison, WI	86,004	04/98	1984	88%	22	None

Homewood Plaza Homewood, IL	19,000	02/98	1993	100%	1	Office Depot

Iroquois Center Naperville, IL	140,981	12/97	1983	65%	24	Sears Logistics Services
						Planet Fitness
						Big Lots
						Xilin Association
Joliet Commons Ph II Joliet, IL	40,395	02/00	1999	79%	2	Office Max

Mallard Crossing Elk Grove Village, IL	82,929	05/97	1993	100%	12	Food 4 Less

Mankato Heights Mankato, MN	139,916	04/03	2002	100%	20	TJ Maxx
						Michael’s
						Old Navy
						Pier One
						Famous Footwear

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	5	Roundy's

Maple Plaza Downers Grove, IL	31,196	01/98	1988	100%	12	None
						Ace Hardware
Marketplace at 6 Corners Chicago, IL	117,000	11/98	1997	100%	6 (f)	Jewel Food Store
						Marshall's
Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	8	Tops

Mundelein Plaza Mundelein, IL	68,056	03/96	1990	100%	8	Great Escape

Nantucket Square Schaumburg, IL	56,981	09/95	1980	94%	18 (b)	Cue-Can-Do

Naper West Ph II Naperville, IL	50,000	10/02	1985	73%	1	JoAnn Fabrics

Niles Shopping Center Niles, IL	26,109	04/97	1982	83%	6	None

Northgate Sheboygan, WI	74,200	4/29/05	2003	95%	7	Piggly Wiggly

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	99%	14 (b)	Food 4 Less
						Murray’s Discount Auto
Oak Forest Commons Ph III Oak Forest, IL	7,424	06/99	1999	88%	4	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	100%	4	None

Orland Greens Orland Park, IL	45,031	09/98	1984	100%	15	Mac Frugal’s
						Shoe Carnival
Orland Park Retail Orland Park, IL	8,500	02/98	1997	100%	3	None

Park Place Plaza St. Louis Park, MN	84,999	09/99	1997	100%	14	Office Max
						Petsmart
Park Square Brooklyn Park, MN	137,116	08/02	1986 / 1988	55%	19 (b)	Fashion Bug

Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	2	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	11	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	3	None

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Regal Showplace Crystal Lake, IL	94,860	03/05	1998	96%	1	Regal Cinema

Regency Point Lockport, IL	54,841	04/96	1993 / 1995	100%	18	9th Street Fitness
						Ace Hardware
Riverplace Center Noblesville, IN	74,414	11/98	1992	98%	11 (b)	Kroger
						Fashion Bug
River Square S/C Naperville, IL	58,260	06/97	1988	92%	22	None

Rochester Marketplace Rochester, MN	69,914	09/03	2001 / 2003	91%	15	Staples
						Famous Footwear
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	3	Binny's

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	5	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	100%	5	None

Salem Square Countryside, IL	112,310	08/96	1973 / 1985	100%	7	TJ Maxx
						Marshall’s
Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	91%	10	Sears Hardware

Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	8	Linens and Things
						DSW Shoe Warehouse
						Pier 1 Imports
Sears Montgomery, IL	34,300	06/96	1990	100%	6 (b)	Sears Hardware

Shakopee Valley Shakopee, MN	146,430	12/02	2000 / 2001	100%	14	Kohl's
						Office Max
Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100%	14	None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	85%	18	None

Shoppes of Mill Creek Palos Park, IL	102,422	03/98	1989	100%	23 (f)	Jewel Food Stores

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	18%	6	None

Six Corners Chicago, IL	80,650	10/96	1966	73%	5	Chicago Health Clubs

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Spring Hill Fashion Ctr West Dundee, IL	125,198	11/96	1985	89%	18	Pier One
						TJ Maxx
						Michaels Stores
St. James Crossing Westmont, IL	49,994	03/98	1990	97%	21 (b)	None

Stuart's Crossing St. Charles, IL	85,529	07/99	1999	98%	8 (b)	Jewel Food Stores

Terramere Plaza Arlington Heights, IL	40,965	12/97	1980	86%	19 (b)	None

Townes Crossing Oswego, IL	105,989	08/02	1988	100%	22	Jewel Food Stores

Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100%	10	Marshall's

University Crossing Mishawaka, IN	136,430	10/03	2003	100%	22 (b)	Marshall's
						Babies R Us
						Petco
						Famous Footwear
						Dollar Tree Stores
						Pier 1 Imports
V. Richard's Plaza Brookfield, WI	107,952	02/99	1985	97%	23	V. Richards Market
						Guitar Center
						Pedro’s Mexican Restaurant
Wauconda Shopping Ctr Wauconda, IL	31,357	05/98	1988	100%	3 (d)	Sears Hardware

West River Crossing Joliet, IL	32,452	08/99	1999	100%	17	None

Western & Howard Chicago, IL	11,974	04/98	1985	100%	3	None

Wilson Plaza Batavia, IL	11,160	12/97	1986	88%	7	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	93%	17 (b)	Ace Hardware (b) (c)

Wisner/Milwaukee Plaza Chicago, IL	14,677	02/98	1994	100%	4	None

Woodland Heights Streamwood, IL	120,436	06/98	1956	90%	14	Jewel Food Stores
						U.S. Postal Service

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Bergen Plaza Oakdale, MN	272,233	04/98	1978	98%	37 (b)	K-Mart
						Roundy’s
						Petco
Chatham Ridge Chicago, IL	175,774	02/00	1999	94%	25 (f)	Cub Foods
						Marshall's
						Bally Total Fitness
Chestnut Court Darien, IL	170,027	03/98	1987	89	22	Stein Mart
						Just Ducky
						Powerhouse Gym
						Loyola Univ Medical Center
						Factory Card Outlet
Crystal Point Crystal Lake, IL	358,423	07/04	1976/1990’s	100	16	Best Buy
						K-Mart
						Bed, Bath & Beyond
						The Sports Authority
						Cost Plus
						Ace Hardware
						Borders Books
						Office Depot
Four Flaggs Niles, IL	306,661	11/02	1973 / 1998	99%	24 (b)	Wickes Furniture
						Jewel Food Stores
						Rhodes
						Office Depot
						REI
						Petsmart
						Jo-Ann Fabrics
						Books-A-Million
						Women’s Workout World
Greentree Center & Outlot Caledonia, WI	163,398	02/05	1990/19993	97%	10	Roundy’s
						K-Mart
Joliet Commons Joliet, IL	158,922	10/98	1995	100%	16	Cinemark
						Petsmart
						Barnes & Noble
						Old Navy
						MC Sports
						La-Z Boy Showcase Shop
						Hometown Buffet

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Lake Park Plaza Michigan City, IN	229,639	02/98	1990	98%	18 (b)	Wal-Mart
						Valuland (b)
						Jo Ann Fabrics
						Factory Card Outlet
Lansing Square Lansing, IL	233,508	12/96	1991	98%	17 (b)	Sam's Club
						Office Max
						Babies R Us
						Jeepers
Maple Park Place Bolingbrook, IL	227,795	01/97	1992	97%	26	Powerhouse Gym
						Office Depot
						Jo Ann Fabrics
						Sportmart
						Best Buy
Naper West Naperville, IL	164,812	12/97	1985	89%	28 (b)	TJMaxx
						Barrett’s Home Theater Store
Orland Park Place Orland Park, IL	599,194	4/28/05	1980/1999	87%	25 (f)	K & G Superstore
						Old Navy
						Cost Plus World Market
						Stein Mart
						Tiger Direct
						Barnes & Noble
						Wickes Furniture
						DSW Shoe Warehouse
						Bed, Bath & Beyond
						Sports Authority
						Binny’s Beverage Depot
						Office Depot
						Dick’s Sporting Goods
Park Center Plaza Tinley Park, IL	194,599	12/98	1988	99%	33 (b)	Cub Foods
						Bally's Total Fitness
						The Furniture Box
						Bud’s Sport Place
						Chuck E. Cheese
						Old Country Buffet
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	97%	22	Gander Mountain
						TJ Maxx
						Staples
						Michaels Stores
						Old Navy LLC
						Petco
						Famous Footwear
Quarry Retail Minneapolis, MN	281,648	09/99	1997	100%	16	Home Depot
						Roundy’s
						Petsmart
						Office Max
						Old Navy
						Party City

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Randall Square Geneva, IL	216,485	05/99	1999	99%	26 (f)	Bed, Bath & Beyond
						Marshall’s Dept Stores
						Petsmart
						Michael’s Stores
						Old Navy
						Factory Card Outlet
						Shoe Carnival
Riverdale Commons Coon Rapids, MN	168,277	09/99	1998	100%	17	Roundy's
						Wickes Furniture
						Office Max
						Petco
						Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	98%	42 (b)	Best Buy
						Kerasotes Theaters
						Office Depot
						TJ Maxx
						Petsmart
						Michaels Stores
						Harlem Furniture
						Ulta Salon
						Old Country Buffet
Shops at Orchard Place Skokie, IL	165,141	12/02	2000	90%	17	Best Buy
						DSW Shoe Warehouse
						Ulta Salon
						Pier 1 Imports
						Petco
						Walter E. Smithe
Springboro Plaza Springboro, OH	154,034	11/98	1992	100%	5	K-Mart
						Kroger

Thatcher Woods River Grove, IL	193,313	04/02	1969/1999	98%	20 (f)	Dominick’s Finer Foods
						A.J Wright
						Hanging Garden Banquets
						Olson’s Ace Hardware
						Binny’s Beverage Depot
						Walgreens
Village Ten Coon Rapids, MN	211,568	08/03	2002	98%	12 (b)	Lifetime Fitness
						Cub Foods
						Dollar Tree Stores
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973 1975 1997	92%	16 (f)	Toys R Us
						Comp USA
						Tower Records
						Cost Plus World Market
						Party City
						Luna Carpets
						Discovery Clothing

Inland Real Estate Corporation Supplemental Financial Information As of June 30, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	94%	9	Kohl's
						Jo Ann Fabrics
						Barnes & Noble
						Joseph A. Banks Clothiers
Woodland Commons Buffalo Grove, IL	170,398	02/99	1991	97%	36 (b)	Dominick's Finer Foods
						Harris Bank
						Jewish Community Center

Total	13,003,198			94%

(a)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.

(b)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms.  These tenants continue to pay an amount equal to the contractual obligations under their lease.

(c)	Beginning with the earlier date listed, pursuant to the terms of each lease, the tenant has a right to terminate prior to the lease expiration date.

(d)	As of June 30, 2005, this property was held for sale.

(e)	Single property joint venture with Crow Holdings.

(f)	Joint Venture with the New York State Teacher’s Retirement System.